UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 16, 2005 (March 15, 2005)

PROTALEX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-28385	91-2003490
(Commission File Number)	(IRS Employer Identification No.)

145 Union Square Drive, New Hope, PA 18938

(Address of Principal Executive Offices) (Zip Code)

215-862-9720

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On March 15, 2005, the Securities and Exchange Commission declared Protalex, Inc.’s ("Protalex") Post-Effective Amendment No. 3 to the Registration Statement on Form SB-2 (File No. 333-109846) effective. A final prospectus containing updated information, including updated financial information required under Section 10(a)(3) of the Securities Act of 1933, as amended (the “Act”), was filed on March 16, 2005 by Protalex pursuant to Rule 424(b)(3) promulgated under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Protalex, Inc.
                            (Registrant)

Date:  3/16/2005                                                 /s/ Marc L. Rose
                                 By: Marc L. Rose
                                 Title: Vice President of Finance,
                    Chief Financial Officer and Treasurer